Dividend and
Income Fund

service and guidance

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professional management

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goals

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1998
Annual
Report

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                  ----------------------------
                  Philadelphia * London]



A TRADITION OF SOUND INVESTING

commitment

Investing Objectives and Strategies

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CHILD LOOKING AT OCEAN ON BEACH]


DELAWARE GROUP DIVIDEND AND INCOME FUND'S OBJECTIVE
To provide high current income, and secondarily, capital appreciation from U.S. stocks and high-yield bonds. Asset class concentration depends on the portfolio managers' assessment of each market's relative risks and rewards.

U.S. COMMON STOCKS WITH ABOVE-AVERAGE YIELDS
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.

CONVERTIBLE PREFERRED STOCKS AND BONDS
The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a low yield.

HIGH-YIELD CORPORATE BONDS
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risks. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

LEVERAGING
About $55 million (23.7%) of your Fund's assets were leveraged as of November 30, 1998. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

closed-end income



December 18, 1998

Dear Shareholder:

DURING FISCAL YEAR 1998, DETERIORATING economic and financial conditions around the globe caused U.S. securities markets to decline. The ebullient market climate of the past four years faded in late summer as a wave of recession fears and concern about credit risk weakened investor confidence. Most asset classes, with the exception of U.S. Treasury bonds, stalled in the wake of uncertainty.

     The Federal Reserve Board's Open Market Committee then stepped in, lowering its target for short-term interest rates three times. As of November 30, the federal funds rate (the rate charged between banks for overnight loans) had been reduced by 75 basis points (0.75%) to 4.75%. The rate cuts sent stocks soaring to new highs, and restored much needed liquidity in the bond market.

     For the 12 months ended November 30, 1998, Dividend and Income Fund (NYSE symbol: DDF) provided a disappointing total return of -0.12% (at net asset value with distributions reinvested). This was far less than the return from the large cap stock S&P 500 Index, and the average return of our peers in the Lipper Closed-End Income Fund Average.

     The Fund's underperformance of its benchmarks was caused mainly by our considerable allocation to Real Estate Investment Trusts (REITs). Lack of liquidity in both the stock and high-yield bond markets created a global credit crunch making it difficult for REITs to secure the capital necessary to support continued growth. The REIT sector was down 14% for the year through November 30.

     On a positive note, Dividend and Income Fund shares closed at an 8.63% premium to net asset value on November 30, 1998. In our report to you last June, you may recall that the Fund was trading at a discount to its net asset value. We believed this was temporary, since the Fund had previously traded at a premium to net asset value. We are gratified to see the Fund again trading above its net asset value.


AVERAGE ANNUAL TOTAL RETURNS
AT NET ASSET VALUE FOR PERIODS ENDED NOVEMBER 30, 1998

                                        Lifetime:          Premium(+)/
                                     March 26, 1993       Discount(-)
                                         Through            as of
                12 Months  5 Years  November 30, 1998  November 30, 1998
Dividend and
Income Fund      -0.12%    +12.13%      +12.70%             +8.63%

Standard &
Poor's 500
Index           +23.68%    +22.97%      +20.88%

Merrill Lynch
High-Yield
Bond Index       +4.61%     +9.22%       +9.79%

Lipper
Closed-End
Income Fund
Average          +7.41%    +11.17%       +9.74%

The Fund's total return and the returns of unmanaged indexes shown above assume reinvestment of distributions. Past performance does not guarantee future results. The Fund's inception date was March 26, 1993. There were 11 funds in the Lipper Closed-End Income and Preferred Stock Fund Average for the 12-month period and 9 funds for the lifetime period ended 11/30/98, respectively. The indexes are not available for direct investment.



     As of November 30, Dividend and Income Fund's dividend yield, based on market price, was 8.51%. This was more than six times the 1.37% dividend yield on stocks in the unmanaged S&P 500 Index. The Fund's yield was boosted by investments in the utilities sector, which generally offered yields over 5%.

     In conjunction with this summer's sell-off in riskier types of investments, high-yield bond prices fell sharply. Lack of liquidity and low demand pushed prices down an average of 6.5%. The net result was a loss in principal for high-yield bonds. The supply and demand equation also weakened corporate bond yields. This negatively affected performance of the Fund's bond holdings.

     On the pages that follow, your Fund's three co-managers discuss Dividend and Income Fund's fiscal 1998 performance. Michael Dugan, who has two decades of investment management experience, has joined Babak Zenouzi and Paul Matlack as a portfolio manager of the Fund (see below). The managers also review the Fund's current positioning as they seek high current income and capital appreciation from U.S. stocks and high-yield bonds.

     One final note, we are pleased to report that Dividend and Income Fund paid a year-end distribution of $0.88 ($0.787 was a long-term capital gain and $0.093 was a short-term capital gain, both from realized securities profits.) to shareholders of record on December 9, 1998.

     We wish you our best this new year, and look forward to reporting to you again in June.

Sincerely,
/S/ Jeffrey J. Nick

JEFFREY J. NICK
Chairman, President and
Chief Executive Officer
Delaware Investments Family of Funds



Introducing Michael Dugan, Co-Manager of Dividend and Income Fund

Michael Dugan has joined Babak Zenouzi and Paul Matlack as co-manager of the Dividend and Income Fund. Mr. Dugan will work with Mr. Zenouzi, primarily on the stocks and convertible securities in the portfolio.
Mr. Dugan has been in the investment business for over 20 years. He joined Delaware Management Company as a portfolio manager in May 1997. He was previously a senior portfolio manager and research director at Thompson, Siegel and Walmsley in Richmond, VA. Mr. Dugan received a bachelor's degree in 1969 and a Master in Finance degree in 1981, both from Loyola College.



Portfolio Managers' Review

BY BABAK ZENOUZI
Vice President/Senior Portfolio Manager
U.S. Equities

MICHAEL DUGAN
Vice President/Senior Portfolio Manager
U.S. Equities

PAUL A. MATLACK
Vice President/Senior Portfolio Manager
U.S. Fixed Income


December 18, 1998

ACHIEVING TOTAL RETURN THROUGH DIVERSIFICATION

Dividend and Income Fund's asset allocation policy is based on a careful process of evaluating a security's risk relative to its potential rewards. The Fund combines investing in income-oriented stocks whose dividend yields are higher than the S&P 500 Index, with high-yield corporate bonds. The Fund may also invest in convertible preferred stocks and convertible bonds, which generally offer higher income than common stocks.

     Diversification across asset classes can help buffer the Fund's performance during periods of short-term volatility. By investing in both stocks and high-yield bonds, your Fund provides more uniform exposure to different markets which can help deliver more consistent results over time. Of course, over short-term periods such as 1998, both asset classes may be negatively impacted by market conditions.



[GRAPHIC OMITTED: PIE CHART PORTFOLIO HIGHLIGHTS AND ASSET MIX]

PORTFOLIO HIGHLIGHTS AND ASSET MIX
NOVEMBER 30, 1998

Preferred Stock          1.53%

Convertible Bonds        5.45%

Convertible Preferred
Stock                    9.46%

Non-Convertible
Corporate Bonds         33.45%

Cash                     6.96%

Common Stocks           43.15%

----------------------------------------------------
Beta*                               0.48
Portfolio Turnover Rate              74%
Current Monthly Dividend Rate     $0.125 per share
----------------------------------------------------

*A measure of DDF share price volatility relative to the S&P 500 Index for the preceding three years. A number less than 1.00 means a security's price has fluctuated less in price than the Index. A number more than 1.00 means the security's price has fluctuated more than the Index.



REITS: CAUGHT IN THE CREDIT CRUNCH

Since October 1997, the REIT market has benefited from strong tenant demand and a trend toward higher rents in many parts of the country. However, financial problems in Russia, Asia and other emerging markets raised concerns about lenders' ability to finance continued domestic development.

     By September 1998, investors and banks were lending more cautiously. Lower availability of capital affected all types of equity assets, including REITs, which had a more difficult time acquiring new properties and companies. The silver lining to this cloud is that reduced construction as a result of the credit crunch has helped push property prices higher.

     As of November 30, 1998, Dividend and Income Fund had reduced its equity REIT positioning to 18.44% of net assets from 30.05% at the opening of the fiscal year. However, REITs are still the Fund's largest sector and the area where the Fund's performance was hurt most in fiscal 1998.

     Our strategy is to stay the course in REITs. We believe lending and market conditions will improve in 1999, though we expect returns on REITs to be moderate. Strong dividend yields in this sector - ranging from 5% to 6% - continue to attract our attention.

UTILITIES: DEREGULATION YIELDS OPPORTUNITY

Utility stocks accounted for 8.71% of net assets as of November 30. Traditionally, these stocks have offered above-average dividend yields. Over the past few years, electric companies have been moving toward deregulation and competition, a path first broken by other industries, including telecommunications, natural gas, and airlines.

     Several states, including Pennsylvania, have enacted legislation allowing retail electric utility competition. Others, including
California, Florida and Texas are now considering it. We believe deregulation will give utility companies the opportunity to grow, and we hold several stocks that we believe may benefit. These include
Pennsylvania-based PECO Energy and California's General Public Utilities
- all currently yielding between 4% and 5%.

BANKS: GLOBAL EXPOSURE BAD FOR BUSINESS

During the second half of 1998, the economic turmoil that began in Asia a year ago caused stocks on Wall Street to stall. Many banks were among them, having taken big hits from their exposure to ailing overseas economies.

     We minimized the Fund's losses in this sector by reducing Dividend and Income Fund's bank allocation to 9.15%. Our stock selection within this sector has focused less on banks with far reaching global exposure such as J.P. Morgan & Company - and more on those whose business is domestically oriented. Among them are Mellon Bank, Fleet Financial Group and Summit Bancorp. We continue to hold Chase Manhattan and BankAmerica despite their global exposure because of their consistently strong yields and positive earnings prospects.

ENERGY: MASSIVE CONSOLIDATION

Merger activity in the banking industry in 1998 is being rivaled by plans for massive consolidations among energy companies. In August, British Petroleum and Amoco announced a merger which has since been completed. In December, Exxon and Mobil agreed to merge. These two mergers represent the largest merger/acquisition transactions in history.

     In early December, oil stock prices fell sharply due to concerns that demand for oil companies' services and equipment would decline because of low crude oil prices and industry consolidation. Not since the oil bust of 1986 have oil prices been so low.

liquidity

     Since May, we have added several oil companies to the portfolio - Texaco, Mobil and Chevron. The Fund's overall weighting in this sector was 3.35% as of the end of November. With stock prices falling and dividend yields well above average, this sector looks very inviting for future growth and income potential.

LIQUIDITY DROUGHT PRESSURED HIGH-YIELD CORPORATE BONDS

Early in fiscal 1998, U.S. high-yield bonds delivered the strongest performance of any segment of the fixed-income market. At the time, strong liquidity supported bond prices. However, the summer's reports of foreign loan defaults and credit problems pushed U.S. high-yield bonds from center stage. Cash flows abruptly shifted away from stocks and high-yield bonds, and into the safety net of U.S. Treasuries. This liquidity drought halted new debt issuance.

AFTER THE FED'S OCTOBER INTEREST RATE REDUCTION, LIQUIDITY IN MANY HIGH-YIELD ISSUES IMPROVED.

     After the Fed's October interest rate reduction, liquidity in many high-yield issues improved. Lower rates enabled corporations to sell new bonds; however, new issuances this late in the year did not keep up with renewed investor demand. This imbalance pushed high-yield bond prices slightly higher, though yields declined somewhat as a result.



[GRAPHIC OMITTED: WORM CHART SHOWING DIVIDEND AND INCOME FUND MARKET PRICE VS. NET ASSET VALUE]

DIVIDEND AND INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
DECEMBER 1, 1997 TO NOVEMBER 30, 1998

Premium/Discount Data
Current          +8.63% on 11/30/98
High             +14.04% on 10/2/98
Low               -4.79% on 5/29/98

Month and Year   Market Price   Net Asset Value

Nov. 28,'97         $18.06         $18.01
Dec. 26,'97         $18.81         $18.15
Jan. 30,'98         $18.25         $17.79
Feb. 27,'98         $19.38         $17.90
Mar. 27,'98         $18.68         $18.34
Apr. 24,'98         $18.81         $18.12
May  29,'98         $16.94         $17.79
June 26,'98         $17.37         $17.38
July 31,'98         $18.06         $17.03
Aug. 28,'98         $16.94         $15.89
Sep. 25,'98         $17.56         $15.72
Oct. 30,'98         $17.00         $15.19
Nov. 30,'98         $17.63         $16.23

Source: Bloomberg Business News. Past performance does not guarantee future results.

     In the recent market environment, Dividend and Income Fund's short-term performance from high-yield bonds - focused on bonds rated BB or lower - was disappointing. As there was no fundamental change in the portfolio's holdings, that is, there were no credit problems that caused our underperformance, we remain confident that our holdings will continue to pay the high level of income for which we selected them.

OUTLOOK

In 1999, we believe that corporate earnings growth will remain essentially flat. In our opinion, corporate profits will be under considerable pressure from rising labor costs and financial market excesses over the next 12 months. This may pave the way for a profit rebound in 2000.

     Growth rates in the real estate industry are likely to moderate in 1999 and 2000. However, our long-term outlook for the real estate market remains positive. We believe that many more properties will switch from private hands to REIT ownership over the coming years.

     We expect continued market volatility over the coming months. Many economists believe that the Fed is finished cutting rates for a while. We will wait and see if the Fed's previous actions have been enough to ward off the strain of the global financial crisis and support future U.S. economic growth.

     In spite of short-term volatility, we are confident that our diversified, value-oriented strategy offers the potential for long-term rewards. Over its lifetime of five years, Dividend and Income Fund has very capably fulfilled its investment objective of capturing high current income with capital appreciation potential as well.


Your Reinvestment Options

If your shares are not held in "street" name and you are not already reinvesting dividends, Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares registered in your name, contact ChaseMellon Shareholder Services at 1.800.851.9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.



Fund Performance

A $10,000 INVESTMENT IN DIVIDEND and Income Fund since inception on March 26, 1993, would have grown to $19,690 as of November 30, 1998, based on net asset value with distributions reinvested. That's 16.0% higher than the average of the Fund's peers during the same period.


[GRAPHIC OMITTED: VERTICAL BAR CHART SHOWING DIVIDEND AND INCOME
FUND GROWTH OF A $10,000 INVESTMENT]

DIVIDEND AND INCOME FUND
GROWTH OF A $10,000 INVESTMENT
MARCH 26, 1993 TO NOVEMBER 30, 1998

   Dividend and   Lipper Closed-End
   Income Fund      Income Fund
                    (9 funds)

     $19,690         $16,972

Performance assumes reinvestment of distributions. Past performance does not guarantee future results. DDF shares were initially offered with a sales charge of 6%. Performance since inception does not include this or any brokerage commissions for purchases made since inception.


YOUR FUND'S SHARE BUYBACK PROGRAM
In 1994, your Fund's board of directors approved a share repurchase program that authorizes Global Dividend and Income Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange. Through November 30, we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

JEFFREY NICK NAMED CHAIRMAN
On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies since October 1996 and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor of arts degree from Princeton University.




FINANCIAL STATEMENTS

DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
NOVEMBER 30, 1998

                                                           NUMBER OF        MARKET
                                                             SHARES         VALUE
-------------------------------------------------------------------------------------
COMMON STOCK - 53.76%
AUTOMOBILES & AUTO EQUIPMENT - 1.06%
General Motors                                               35,000       $2,450,000
                                                                        ------------
                                                                           2,450,000
                                                                        ------------

BANKING, FINANCE & INSURANCE - 9.15%
BankAmerica                                                  39,606        2,581,816
Chase Manhattan                                              50,000        3,171,875
First Union                                                  55,080        3,346,110
Fleet Financial Group                                        49,200        2,051,025
KeyCorp                                                      90,000        2,761,875
Mellon Bank                                                  46,000        2,895,125
Summit Bancorp                                               55,000        2,299,688
Washington Mutual                                            55,045        2,134,714
                                                                        ------------
                                                                          21,242,228
                                                                        ------------

CHEMICALS - 1.37%
DuPont(E.I.)deNemours                                        35,000        2,056,250
Imperial Chemical ADR                                        30,000        1,136,250
                                                                        ------------
                                                                           3,192,500
                                                                        ------------

CONSUMER PRODUCTS - 0.61%
Tenneco                                                      40,000        1,425,000
                                                                        ------------
                                                                           1,425,000
                                                                        ------------

ELECTRONICS - 1.03%
Emerson Electric                                             35,000        2,275,000
Raytheon-Class A                                              2,232          122,060
                                                                        ------------
                                                                           2,397,060
                                                                        ------------

ENERGY - 3.35%
Chevron                                                      28,000        2,341,500
Mobil                                                        35,000        3,016,563
Texaco                                                       42,200        2,429,138
                                                                        ------------
                                                                           7,787,201
                                                                        ------------

FOOD, BEVERAGE & TOBACCO - 1.72%
Fortune Brands                                               51,900        1,767,844
Philip Morris                                                40,000        2,237,500
                                                                        ------------
                                                                           4,005,344
                                                                        ------------

HEALTHCARE & PHARMACEUTICALS - 0.49%
American Health Properties                                   50,000        1,134,375
LTC Healthcare                                                2,903            8,346
                                                                        ------------
                                                                           1,142,721
                                                                        ------------

INDUSTRIAL MACHINERY - 0.90%
Deere & Co.                                                  60,000        2,096,258
                                                                        ------------
                                                                           2,096,258
                                                                        ------------

METALS AND MINING - 1.40%
Aluminum Company of America                                  40,000        2,965,000
Rouge Steel                                                  30,200          271,800
                                                                        ------------
                                                                           3,236,800
                                                                        ------------

PAPER & FOREST PRODUCTS - 1.84%
Georgia-Pacific (Timber Group)                               68,700        1,580,100
Temple-Inland                                                50,000        2,684,375
                                                                        ------------
                                                                           4,264,475
                                                                        ------------

REAL ESTATE - 18.44%
Apartment Investment & Management                            43,300        1,483,025
Arden Realty Group                                           90,000        2,070,000
Avalonbay Communities                                        37,500        1,270,313
Boston Properties                                            40,000        1,262,500
Camden Property Trust                                        75,000        1,926,563
Capital Automotive                                           43,800          584,456
Chateau Communities                                          67,730        1,938,771
Duke Realty Investments                                      96,000        2,178,000
Equity Office Properties Trust                               55,000        1,381,875
Essex Property Trust                                         48,000        1,485,000
Glenborough Realty Trust                                    103,150        2,204,831
Golf Trust of America                                        66,600        1,739,925
Grove Property Trust                                         99,549        1,070,152
Liberty Property Trust                                       52,470        1,292,085
New Plan Excel Realty Trust                                  65,400        1,430,625
Newhall Land & Farming                                       40,000        1,097,500
Pan Pacific Retail Properties                                66,800        1,331,825
Patriot American Hospitality                                 57,001          420,382
Pennsylvania Real Estate Investment Trust                    47,600          952,000
Philips International Realty                                 70,000        1,085,000
Prentiss Properties Trust                                    87,672        1,906,866
Public Storage                                               74,000        1,965,625
Reckson Associates Realty                                    50,000        1,153,125
Simon Property Group                                         79,000        2,340,375
Spieker Properties                                           36,800        1,329,400
Starwood Hotels & Resorts Trust                              51,500        1,564,313
Sun Communities                                              50,000        1,628,125
Tower Realty Trust                                           31,100          585,069
                                                                        ------------
                                                                          42,834,351
                                                                        ------------

TELECOMMUNICATIONS - 1.87%
Bell Atlantic                                                78,240        4,352,100
                                                                        ------------
                                                                           4,352,100
                                                                        ------------

TRANSPORTATION & SHIPPING - 0.37%
Alexander & Baldwin                                          37,200          850,950
                                                                        ------------
                                                                             850,950
                                                                        ------------

UTILITIES - 8.71%
American Electric Power                                      50,000        2,318,750
General Public Utilities                                     60,000        2,628,750
Houston Industries                                          100,000        3,162,500
PacifiCorp                                                  110,000        2,062,500
PECO Energy                                                  30,000        1,203,750
Rochester Gas & Electric                                    100,000        3,075,000
Southern                                                    100,000        2,950,000
Unicom                                                       75,000        2,826,563
                                                                        ------------
                                                                          20,227,813
                                                                        ------------

MISCELLANEOUS - 1.45%
Pitney Bowes                                                 60,000        3,360,000
                                                                        ------------
                                                                           3,360,000
                                                                        ------------
Total Common Stock (cost $104,126,157)                                   124,864,801
                                                                        ------------

CONVERTIBLE PREFERRED STOCKS - 11.79%
BANKING, FINANCE & INSURANCE - 4.24%
National Australia Bank Units 7.875%                         40,000        1,145,000
Newell Financial Trust I 5.25%                               80,200        4,501,225
Salomon 6.25% Series CSN "DECS"                              16,500          948,750
Salomon 7.625% Series FSA "DECS"                             70,000        3,246,250
                                                                        ------------
                                                                           9,841,225
                                                                        ------------

BUILDING & MATERIALS - 0.51%
Ingersoll-Rand 6.75% "PRIDES"                                49,000        1,179,063
                                                                        ------------
                                                                           1,179,063
                                                                        ------------

CABLE, MEDIA AND PUBLISHING - 0.41%
MetroMedia International Group 7.25%                         37,900          956,975
                                                                        ------------
                                                                             956,975
                                                                        ------------

CHEMICALS - 0.54%
Monsanto 6.50% "ACES"                                        27,800        1,257,950
                                                                        ------------
                                                                           1,257,950
                                                                        ------------

CONSUMER PRODUCTS - 0.95%
Cendant 7.50% "PRIDES"                                       65,200        2,192,350
                                                                        ------------
                                                                           2,192,350
                                                                        ------------

REAL ESTATE - 2.04%
Crescent Real Estate 6.75%                                   62,600        1,103,325
General Growth Properties 7.25%                              76,700        1,975,025
SL Green Realty 8.00%                                        70,000        1,653,750
                                                                        ------------
                                                                           4,732,100
                                                                        ------------

RETAIL - 0.91%
Dollar General Trust 8.50% "STRYPES"                         61,100        2,123,225
                                                                        ------------
                                                                           2,123,225
                                                                        ------------

TRANSPORTATION & SHIPPING - 1.31%
Greyhound Lines 8.50%                                        53,500        1,919,313
Union Pacific Capital Trust 6.25% "TIDES"                    23,900        1,126,288
                                                                        ------------
                                                                           3,045,601
                                                                        ------------

UTILITIES - 0.88%
Houston Industries 7.00% "ACES"                              22,300        2,051,600
                                                                        ------------
                                                                           2,051,600
                                                                        ------------
Total Convertible Preferred Stocks
(cost $26,665,483)                                                        27,380,089
                                                                        ------------

PREFERRED STOCKS - 1.91%
BANKING, FINANCE & INSURANCE - 1.03%
Credit Lyonnais Capital SCA 9.50%                           100,000        2,400,000
                                                                        ------------
                                                                           2,400,000
                                                                        ------------

CABLE, MEDIA AND PUBLISHING - 0.88%
Granite Broadcasting 12.75% "PIK"                             2,458        2,040,411
                                                                        ------------
                                                                           2,040,411
                                                                        ------------
Total Preferred Stocks (cost $4,647,326)                                   4,440,411
                                                                        ------------

                                                          PRINCIPAL
                                                           AMOUNT

NON-CONVERTIBLE BONDS - 41.67%
AEROSPACE AND DEFENSE - 0.45%
Derlan Manufacturing sr notes 10.00% 01/15/07             1,250,000        1,050,000
                                                                        ------------
                                                                           1,050,000
                                                                        ------------

AUTOMOBILE & AUTO EQUIPMENT - 1.55%
HDA Parts System 12.00% 08/01/05                          2,000,000        1,840,000
Venture Holdings Trust sr sub notes 9.75% 04/01/04        1,800,000        1,764,000
                                                                        ------------
                                                                           3,604,000
                                                                        ------------

BANKING, FINANCE & INSURANCE - 0.57%
Chevy Chase Savings Bank sub deb 9.25% 12/01/05           1,000,000        1,000,000
DVI unsec sr notes 9.875% 02/01/04                          325,000          315,250
                                                                        ------------
                                                                           1,315,250
                                                                        ------------

BUILDING & MATERIALS - 3.30%
American Builders and Contractors sr unsec sub notes
10.625% 05/15/07                                            975,000          931,125
American Standard sr notes 7.375% 02/01/08                2,425,000        2,431,063
Collins & Aikman Floorcovers sr sub notes 10.00%
1/15/07                                                   1,250,000        1,312,500
Maxim Group Series B sr unsec notes 9.25%
10/15/07                                                  1,000,000        1,001,250
Safelite Glass sr sub notes 9.875% 12/15/06               2,000,000        1,990,000
                                                                        ------------
                                                                           7,665,938
                                                                        ------------

CABLE, MEDIA AND PUBLISHING - 3.23%
American Lawyer Media sr notes 9.75% 12/15/07             1,000,000        1,050,000
Dialog Series A sr sub notes 11.00% 11/15/07              2,000,000        2,085,000
Granite Broadcasting sr sub notes 9.375%
12/1/05                                                   2,000,000        1,872,500
Muzak LP/Capital sr unsec notes 10.00%
10/1/03                                                     220,000          226,600
Outdoor Communications sr sub notes 9.25%
8/15/07                                                     575,000          609,500
Rogers Cablesystems sr unsec sub debs 11.00%
12/1/15                                                     500,000          586,250
STC Broadcasting sr sub notes 11.00% 03/15/07             1,000,000        1,070,000
                                                                        ------------
                                                                           7,499,850
                                                                        ------------

CHEMICALS - 1.74%
BPC Holding Series B sr sec notes 12.50%
6/15/06                                                   1,150,000        1,204,625
Huntsman sr sub notes 9.50% 07/01/07                      2,000,000        2,002,500
Sterling Chemicals Series A sr sub notes 11.25%
4/1/07                                                    1,000,000          835,000
                                                                        ------------
                                                                           4,042,125
                                                                        ------------

COMPUTERS & TECHNOLOGY - 0.49%
Unisys sr unsec notes 11.75% 10/15/04                     1,000,000        1,145,000
                                                                        ------------
                                                                           1,145,000
                                                                        ------------

CONSUMER PRODUCTS - 1.66%
American Safety Razor Series B sr notes 9.875%
8/1/05                                                    1,875,000        1,875,000
Drypers sr notes 10.25% 06/15/07                          1,000,000          962,500
Fedders North America sr sub notes 9.375% 08/15/07        1,000,000        1,005,000
                                                                        ------------
                                                                           3,842,500

ELECTRONICS - 0.42%
HCC Industries sr unsec sub notes 10.75% 05/15/07         1,000,000          970,000
                                                                        ------------
                                                                             970,000
                                                                        ------------

ENERGY - 1.39%
Continental Resources sr sub notes 10.25% 08/01/08        1,500,000        1,290,000
Costilla Energy sr unsec notes 10.25% 10/01/06              875,000          765,625
Grant Geophysical 9.75% 02/15/08                          1,000,000          760,000
Transamerican Energy Series B sr notes 11.50%
6/15/02                                                   1,000,000          410,000
                                                                        ------------
                                                                           3,225,625
                                                                        ------------

FOOD, BEVERAGE & TOBACCO - 2.61%
Ameriserve Food Distributors sr sub notes 10.125%
7/15/07                                                   2,000,000        1,820,000
Aurora Foods Series B sr unsec sub notes 9.875%
2/15/07                                                   1,000,000        1,090,000
Big V Supermarkets Series B sr sub notes 11.00%
2/15/04                                                     450,000          466,875
Core Mark International sr sub notes 11.375%
9/15/03                                                     400,000          409,000
Delta Beverage sr notes 9.75% 12/15/03                    1,250,000        1,315,625
Di Giorgio Series B sr unsec notes 10.00% 06/15/07        1,000,000          960,000
                                                                        ------------
                                                                           6,061,500
                                                                        ------------

HEALTHCARE & PHARMACEUTICALS - 1.16%
Alliance Imaging sr sub notes 9.625% 12/15/05             1,000,000          985,000
Healthsouth sr sub notes 9.50% 04/01/01                     750,000          777,188
Paracelsus Healthcare sr unsec sub notes 10.00%
8/15/06                                                   1,000,000          921,250
                                                                        ------------
                                                                           2,683,438
                                                                        ------------

INDUSTRIALS - 1.27%
Alliance Laundry Systems 9.625% 05/01/08                  1,200,000        1,117,500
Interlake sr sub debs 12.125% 03/01/02                      800,000          808,000
Motors and Gears sr notes 10.75% 11/15/06                 1,000,000        1,035,000
                                                                        ------------
                                                                           2,960,500
                                                                        ------------

LEISURE, LODGING & ENTERTAINMENT - 2.87%
AFC Enterprises sr sub notes 10.25% 05/15/07              1,000,000        1,042,500
Alliance Gaming sr unsec sub notes 10.00%
8/1/07                                                    1,300,000        1,170,000
Bally Total Fitness sr sub notes 9.875% 10/15/07          2,000,000        1,985,000
Cinemark USA Series C sr sub notes 9.625%
8/1/08                                                    1,000,000        1,052,500
Trump-Atlantic City Associates Funding sec 1st mtg
notes 11.25% 05/01/06                                     1,500,000        1,417,500
                                                                        ------------
                                                                           6,667,500
                                                                        ------------

METALS & MINING - 1.14%
Commonwealth Aluminum sr sub notes 10.75%
10/1/06                                                     750,000          757,500
Keystone Consolidated Industries sr sec notes 9.625%
8/1/07                                                    1,900,000        1,890,500
                                                                        ------------
                                                                           2,648,000
                                                                        ------------

PACKAGING & CONTAINERS - 1.09%
Container Corporation of America Series A sr notes
11.25% 05/01/04                                           1,000,000        1,040,000
Pierce Leahy sr sub notes 9.125% 07/15/07                   800,000          848,000
Pierce Leahy sr sub notes 11.125% 07/15/06                  584,000          645,320
                                                                        ------------
                                                                           2,533,320
                                                                        ------------

PAPER & FOREST PRODUCTS - 0.13%
Four M Series B sr sec notes 12.00% 06/01/06                450,000          310,500
                                                                        ------------
                                                                             310,500
                                                                        ------------

REAL ESTATE - 0.52%
LTC Properties sub debs 8.50% 01/01/01                      450,000          489,375
Ryland Group sr sub notes 8.25% 04/01/08                    750,000          727,500
                                                                        ------------
                                                                           1,216,875
                                                                        ------------

RETAIL - 3.29%
Amscan Holdings sr sub notes 9.875% 12/15/07                650,000          611,000
Cole National Group sr sub notes 9.875% 12/31/06          2,000,000        2,140,000
Fleming Companies sr notes 10.625% 12/15/01               1,820,000        1,874,600
Fleming Companies sr sub notes 10.50% 12/01/04            1,750,000        1,767,500
Frank's Nursery & Crafts sr sub notes 10.25%
3/1/08                                                      250,000          247,500
Wilsons Leather Series B sr unsec notes 11.25%
8/15/04                                                   1,000,000        1,010,000
                                                                        ------------
                                                                           7,650,600
                                                                        ------------

TELECOMMUNICATIONS - 4.32%
CBS Radio sub debs 11.375% 01/15/09                          24,300           28,674
Galaxy Telecom sr sub notes 12.375% 10/01/05              2,000,000        2,215,000
Intermedia Communication sr notes 8.60%
6/1/08                                                    2,000,000        1,960,000
Octel Developments sr notes 10.00% 05/01/06               2,000,000        2,090,000
ProNet sr sub notes 11.875% 06/15/05                        350,000          371,000
Rogers Communications sr unsec notes 8.875%
7/15/07                                                   1,950,000        2,018,250
Rural Cellular sr sub notes 9.625% 05/15/08                 700,000          714,000
Telex Communications sr sub notes 10.50% 05/01/07           750,000          630,000
                                                                        ------------
                                                                          10,026,924
                                                                        ------------

TEXTILES - 2.99%
Anvil Knitwear Series B sr unsec notes 10.875%
3/15/07                                                     450,000          383,063
Norton McNaught 12.50% 06/01/05                           1,000,000          977,500
Ntex sr notes 11.50% 06/01/06                             2,500,000        2,400,000
Pillowtex Series B sr unsec sub notes 9.00%
12/15/07                                                  2,050,000        2,142,250
Synthetic Industries Series B sr sub notes 9.25%
2/15/07                                                   1,000,000        1,032,500
                                                                        ------------
                                                                           6,935,313
                                                                        ------------

TRANSPORTATION & SHIPPING - 1.62%
Atlantic Express sr sec notes 10.75% 02/01/04               675,000          683,438
MTL sr sub notes 10.00% 06/15/06                          2,000,000        1,995,000
Navigator Gas Transport 12.00% 06/30/07                   1,000,000        1,080,000
                                                                        ------------
                                                                           3,758,438
                                                                        ------------

UTILITIES - 1.62%
Calpine sr notes 10.50% 05/15/06                          2,000,000        2,160,000
Midland Funding II Series A debs 11.75% 07/23/05          1,400,000        1,611,750
                                                                        ------------
                                                                           3,771,750
                                                                        ------------

MISCELLANEOUS - 2.24%
Graphic Controls Series A sr sub notes 12.00%
9/15/05                                                   2,000,000        2,300,000
Loomis Fargo & Co sr unsec sub notes 10.00%
1/15/04                                                     750,000          727,500
Newpark Resources 8.625% 12/15/07                         1,425,000        1,425,000
Riverwood International unsec sr notes 10.25%
4/1/06                                                      750,000          757,500
                                                                        ------------
                                                                           5,210,000
                                                                        ------------
Total Non-Convertible Bonds (cost $97,391,389)                            96,794,946
                                                                        ------------

CONVERTIBLE BONDS - 6.79%
AUTOMOBILES & AUTO EQUIPMENT - 0.18%
Tower Automotive sub notes 5.00% 08/01/04                   400,000          429,500
                                                                        ------------
                                                                             429,500
                                                                        ------------

BANKING, FINANCE & INSURANCE - 0.18%
Bell Atlantic Financial Services sr unsec notes 5.75%
4/1/03                                                      400,000          412,000
                                                                        ------------
                                                                             412,000
                                                                        ------------

COMPUTERS & TECHNOLOGY - 0.45%
Platinum Technology sub notes 6.25% 12/15/02              1,215,000        1,050,975
                                                                        ------------
                                                                           1,050,975
                                                                        ------------

INDUSTRIALS - 0.98%
Mail-Well 5.00% 11/01/02                                  1,100,000        1,012,000
Thermo Fibertek sub notes 4.50% 07/15/04                  1,530,000        1,256,513
                                                                        ------------
                                                                           2,268,513
                                                                        ------------

LEISURE, LODGING & ENTERTAINMENT - 0.39%
Capstar Hotel sub notes 4.75% 10/15/04                    1,260,000          913,500
                                                                        ------------
                                                                             913,500
                                                                        ------------

METALS & MINING - 0.63%
MascoTech 4.50% 12/15/03                                  1,800,000        1,460,250
                                                                        ------------
                                                                           1,460,250
                                                                        ------------

REAL ESTATE - 3.98%
Centertrust Retail Properties Series A sub debs
7.50% 01/15/01                                            2,270,000        2,111,100
IRT Property sub deb 7.30% 08/15/03                       2,000,000        1,940,000
Malan Realty Investors unsec sub deb 9.50%
7/15/04                                                   2,300,000        2,265,500
Mid-Atlantic Realty Trust sub debs 7.625%
9/15/03                                                   1,500,000        1,500,000
Sizeler Property Investors sub debs 8.00%
7/15/03                                                   1,500,000        1,423,125
                                                                        ------------
                                                                           9,239,725
                                                                        ------------
Total Convertible Bonds (cost $16,645,075)                                15,774,463
                                                                        ------------

SHORT-TERM SECURITIES - 8.67%
*U.S. Treasury Bill 4.06% 12/24/98                       20,196,000       20,144,216
                                                                        ------------
                                                                          20,144,216
                                                                        ------------
Total Short Term Securities (cost $20,144,216)                            20,144,216
                                                                        ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 124.59%
  (cost $269,619,646)                                                   $289,398,926
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (24.59%)               (57,130,156)
                                                                        ------------

NET ASSETS APPLICABLE TO 14,307,000 SHARES
  ($0.01 par value) OUTSTANDING; EQUIVALENT TO
  $16.23 PER SHARE - 100.00%                                            $232,268,770
                                                                        ------------


COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1998
Common Stock, $0.01 par value, 500,000,000 shares authorized
  to the Fund.                                                          $200,958,246
Accumulated net realized gain on investments                              11,531,244
Net unrealized appreciation of investments                                19,779,280
                                                                        ------------
Total net assets                                                        $232,268,770
                                                                        ------------

* US Treasury Bills are traded on a discount basis;  the interest rate shown is the yield at the time of purchase by the Fund.

debs - debentures
sr - senior
sec - secured
sub - subordinated
unsub - unsubordinated

ACES - Automatic Common Exchange Security
DECS - Dividend Enhanced Convertible Stock
PERCS - Preferred Equity Redemption Cumulative Stock
PIK - Payment In Kind
PRIDES - Preferred Redeemable Increased Dividend Securities
QUIPS - Quarterly Income Preferred Security
STRYPES - Structured Yield Product Exchangeable For Stock
TAPS - Threshold Appreciation Price Security
TIDES - Term Income Deferrable Equity Securities

See accompanying notes

</TABLE




DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME:
Interest                                      $11,215,146
Dividends                                       8,833,263           $20,048,409
                                             ------------          ------------

EXPENSES:
Management fees                                 1,656,813
Administrative fees                               332,690
Commercial paper fees                             112,956
Reports to shareholders                            67,800
Shareholders' meeting                              40,000
Transfer agent fees                                39,258
Taxes, other than taxes on income                  27,413
Professional fees                                  22,264
NYSE fees                                          20,220
Amortization of organizational expenses             9,080
Directors' fees                                     7,915
Custodian fees                                      6,000
Other                                              75,165
                                             ------------
Total operating expenses (before
interest expense)                                                     2,417,574
Interest expense                                                      3,065,081
                                                                   ------------
Total expenses                                                        5,482,655
                                                                   ------------
NET INVESTMENT INCOME                                                14,565,754
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investment transactions                         15,774,593
Net change in unrealized appreciation/
  depreciation of investments                                       (28,425,206)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS                                                    (12,650,613)
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                    $1,915,141
                                                                   ============





DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                              YEAR ENDED            YEAR ENDED
                                               11/30/98              11/30/97

OPERATIONS:
Net investment income                         $14,565,754           $14,473,386
Net realized gain on investment
  transactions                                 15,774,593            13,863,649
Net change in unrealized appreciation/
  depreciation of investments                 (28,425,206)           30,208,891
                                             ------------          ------------
Net increase in net assets resulting
  from operations                               1,915,141            58,545,926
                                             ------------          ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                         (14,565,754)          (14,473,386)
Net realized gains on investment
  transactions                                (12,732,023)           (6,987,136)
                                             ------------          ------------
                                              (27,297,777)          (21,460,522)
                                             ------------          ------------

NET INCREASE (DECREASE) IN NET ASSETS         (25,382,636)           37,085,404

NET ASSETS:
Beginning of year                             257,651,406           220,566,002
                                             ------------          ------------
End of year                                  $232,268,770          $257,651,406
                                             ============          ============

See accompanying notes





DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED NOVEMBER 30, 1998


Net Cash Provided by Operating Activities:

Net increase in net assets resulting from operations         $  1,915,122
                                                             ------------
  Adjustments to reconcile net increase in net assets from
  operations to cash provided by operating activities
     Decrease in investments                                    5,136,960
     Net realized gain from security transactions             (15,774,593)
     Change in net unrealized appreciation                     28,425,225
     Decrease in receivable for investments sold                1,249,856
     Increase in interest and dividends receivable               (329,005)
     Increase in payable for investments purchased              7,008,657
     Decrease in interest payable                                (202,582)
     Increase in accrued expenses and other liabilities            84,696
                                                             ------------
          Total adjustments                                    25,599,214
                                                             ------------
Net cash provided by operating activities                      27,514,336
Cash Flows Used for Financing Activities:
   Cash provided by issuance of commerical paper              216,539,518
   Cash used to liquidate commerical paper                   (216,706,967)
   Cash dividends paid                                        (27,297,777)
                                                             ------------
   Net cash used for financing activities                     (27,465,226)
                                                             ------------
   Net increase in cash                                            49,110
Cash at beginning of period                                         4,291
                                                             ------------
   Cash at end of period                                     $     53,401
                                                             ============

Cash paid for interest                                       $  3,267,663
                                                             ============

See accompanying notes





DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
NOVEMBER 30, 1998

Selected data for each share of the Fund outstanding throughout each period were as follows:
                                         YEAR ENDED NOVEMBER 30,
                             1998      1997      1996       1995       1994
---------------------------------------------------------------------------
Net asset value,
beginning of period         $18.010   $15.420   $14.010    $12.690    $14.910

Income(loss) from
investment operations:
Net investment
income                        1.020     1.010     1.070      1.130      1.100
Net realized and
unrealized gain (loss)
on investments               (0.890)    3.080     1.840      1.340     (1.730)
                            -------   -------   -------    -------    -------
Total from investment
operations                    0.130     4.090     2.910      2.470     (0.630)
                            -------   -------   -------    -------    -------

Less dividends and
distributions:
Dividends from net
investment income            (1.020)   (1.010)   (1.090)    (1.150)    (1.120)
Distributions from
net realized gains
on investment
transactions                 (0.890)   (0.490)   (0.410)        --     (0.470)
                            -------   -------   -------    -------    -------
Total dividends
and distributions            (1.910)   (1.500)   (1.500)    (1.150)    (1.590)
                            -------   -------   -------    -------    -------
Net asset value,
end of period               $16.230   $18.010   $15.420    $14.010    $12.690
                            =======   =======   =======    =======    =======
Market value,
end of period               $17.630   $18.060   $16.630    $14.000    $12.000
                            =======   =======   =======    =======    =======

Total return based on:(1)
Market value                  8.30%    18.34%    30.67%     28.71%     (7.23%)
                            =======   =======   =======    =======    =======
Net asset value              (0.12%)   27.22%    21.11%     20.72%     (4.60%)
                            =======   =======   =======    =======    =======
Ratios and
supplemental data:
Net assets, end of
period(000 omitted)        $232,269  $257,651  $220,566   $200,500   $181,510
Ratio of total
operating expenses
to average net assets         2.22%     2.32%     2.59%      2.82%      2.01%
Ratio of total
operating expenses
to adjusted average
net assets
(before interest
expense)(2)                   0.80%     0.82%     0.87%      0.89%      1.01%
Ratio of interest
expenses to adjusted
average net assets(2)         1.02%     1.06%     1.17%      1.32%      0.76%
Ratio of net investment
income to average
net assets                    5.91%     6.10%     7.38%      8.49%      8.25%
Ratio of net investment
income to adjusted
average net assets(2)         4.84%     4.93%     5.80%      6.68%      6.80%
Portfolio turnover              46%       74%       69%       118%        73%

Leverage analysis:
Debt outstanding at
end of period(000)
omitted)                    $55,000   $55,000   $55,000    $55,000    $48,000
Average daily balance
of debt outstanding
(000 omitted)               $54,555   $54,631   $54,641    $52,488    $40,803
Average daily balance
of shares outstanding
(000 omitted)                14,307    14,307    14,307     14,307     14,307
Average debt per
share                         $3.81     $3.82     $3.82      $3.67      $2.85
__________________
1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

2 Adjusted net assets excludes debt outstanding.

See accomanying notes


DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998

Delaware Group Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the
Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sale price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and if necessary, a return of capital. No dividends were designated as return of capital for the year ended November 30, 1998.

Borrowings - The Fund issues short-term commercial paper at a discount from par. The discount is amortized over the life of the commercial paper using the straight-line method
(See Note 5).

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is record on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average weekly net assets.

Certain prior year information has been reclassified to conform with current year presentation.

2. Investment Management, Administration Agreements and
Other Transactions with Affiliates:
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.55% of the adjusted average daily net assets. At November 30, 1998, the Fund had a liability for Investment Management fees payable to DMC of $130,007.

Commencing on June 30, 1998 the Fund entered into an Administration
Agreement with Delaware Service Company, Inc. (DSC), an affiliate of
DMC, to provide accounting and administration services. The Fund pays
DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average daily net assets subject to an annual minimum of $100,000. Prior to June 30, 1998 accounting and administrative services were provided by Princeton Administrators, L.P. At November 30, 1998 the
Fund had a liability for such fees and other expenses payable to DSC of $17,618.

For the year ended November 30, 1998, DSC and Princeton Administrators earned $273,106, and $59,584 respectively for their services.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets do not include the commercial paper liability.

Officers, directors and employees of DMC, who are also officers, directors and employees of the Fund do not receive any compensation from the Fund.

3. Investments
During the year ended November 30, 1998, the Fund made purchases of $134,111,298 and sales of $157,237,653 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for the federal income tax purposes for the Fund was as follows:

Cost of Investments                        $269,619,663
                                           ============
Aggregate unrealized appreciation           $30,398,345
Aggregate unrealized depreciation           (10,619,082)
                                           ------------
Net unrealized appreciation                 $19,779,263
                                           ============

4. Capital Stock
There are 500,000,000 shares of $0.01 par value capital stock authorized.

The Fund did not repurchase any shares under the Share Repurchase
Program during the year ended November 30, 1998.

Shares issuable under the Fund's dividend investment plan are purchased by the Fund's transfer agent, ChaseMellon Shareholder Services, L.L.C., in the open market.

5. Commercial Paper
At of November 30, 1998, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,504,982. The weighted average discount rate of commercial paper outstanding at November 30, 1998, was 5.49%.
The average daily balance of commercial paper outstanding during the year ended November 30, 1998, was $54,555,284 at a weighted average discount rate of 5.62%. The maximum amount of commercial paper outstanding at any time during the year was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing.
The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the year ended November 30, 1998, there were no borrowings under this arrangement.

6. Credit and Market Risks
The Fund may invest in high-yield fixed-income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt form registration under Rule 144A of the Securities
Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.


DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.

We have audited the accompanying statement of net assets of Delaware
Group Dividend and Income Fund, Inc. (the "Fund") as of November 30,
1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Dividend and Income Fund, Inc. at
November 30, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                               /S/Ernst & Young LLP
                                               --------------------
                                                  Ernst & Young LLP
Philadelphia, Pennsylvania
January 8, 1999





PROXY RESULTS (UNAUDITED)

For the fiscal year ended November 30, 1998, the Delaware Group Dividend and Income Fund shareholders voted on the following proposals at the annual meeting of shareholders on December 4, 1998. The description of each proposal and number of shares voted are as follows.
                                                       SHARES          SHARES VOTED
                                                       VOTED             WITHHELD
                                                        FOR              AUTHORITY
                                                   --------------     --------------
1.  To elect the Fund's Board of Directors:
    Wayne A. Stork                                      8,857,361            209,545
    Walter P. Babich                                    8,844,522            223,384
    Anthony D. Knerr                                    8,854,446            212,460
    Ann R. Leven                                          852,409            214,497
    W. Thacher Longstreth                               8,827,242            239,664
    Charles E. Peck                                     8,847,910            218,996
    Thomas F. Madison                                   8,848,728            218,178
    Jeffrey J. Nick                                     8,852,336            214,570
    John H. Durham                                      8,857,932            208,974

2.  To approve the reclassification of the Fund's investment objective from fundamental to non-fundamental.

                                     SHARES              SHARES             SHARES
                                     VOTED               VOTED               VOTED
                                      FOR               AGAINST             ABSTAIN
                               --------------      --------------     --------------
                                    6,335,482             325,097            325,113

3.  To approve standardized fundamental investment restrictions for the Fund (proposal involves separate votes on sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the
    Fund'sinvestments in the same industry.

                                    SHARES              SHARES             SHARES
                                    VOTED               VOTED               VOTED
                                     FOR               AGAINST             ABSTAIN
                                --------------      --------------     --------------
                                     6,378,888             269,570            337,234

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                                    SHARES              SHARES             SHARES
                                    VOTED               VOTED               VOTED
                                     FOR               AGAINST             ABSTAIN
                                --------------      --------------     --------------
                                     6,317,249             303,973            364,470

3C. To adopt a new fundamental investment restriction concerning underwriting.

                                    SHARES              SHARES             SHARES
                                    VOTED               VOTED               VOTED
                                     FOR               AGAINST             ABSTAIN
                                --------------      --------------     --------------
                                     6,311,408             299,174            375,110

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                                    SHARES              SHARES             SHARES
                                    VOTED               VOTED               VOTED
                                     FOR               AGAINST             ABSTAIN
                                --------------      --------------     --------------
                                     6,308,026             307,085            370,581

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

                                    SHARES              SHARES             SHARES
                                    VOTED               VOTED               VOTED
                                     FOR               AGAINST             ABSTAIN
                                --------------      --------------     --------------
                                     6,248,470             373,890            363,332

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                                    SHARES              SHARES             SHARES
                                    VOTED               VOTED               VOTED
                                     FOR               AGAINST             ABSTAIN
                                --------------      --------------     --------------
                                     6,279,019             341,874            364,799

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

                                    SHARES              SHARES             SHARES
                                    VOTED               VOTED               VOTED
                                     FOR               AGAINST             ABSTAIN
                                --------------      --------------     --------------
                                     6,181,019             403,208            401,465

4.  To approve a new investment management agreement with Delaware Management
    Company for the Fund.

                                    SHARES              SHARES             SHARES
                                    VOTED               VOTED               VOTED
                                     FOR               AGAINST             ABSTAIN
                                --------------      --------------     --------------
                                     6,296,783             325,394            363,516

5. To ratify the selection of Ernst & Young LLP, as independent auditors for the Company.

                                    SHARES              SHARES             SHARES
                                    VOTED               VOTED               VOTED
                                     FOR               AGAINST             ABSTAIN
                                --------------      --------------     --------------
                                     8,566,568             135,376            288,078




TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions paid by the Fund during its taxable year ended November 30, 1998, 60.64% qualifies for the dividends received deduction for corporations. Additionally, the Fund distributed long-term gains of $0.787 per share and short-term gains of $0.093 per share to shareholders of record on December 9, 1998.

Year 2000 (Unaudited)
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Fund is taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issue with respect to the computer systems that such service providers use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


THIS ANNUAL REPORT IS FOR THE INFORMATION OF DIVIDEND AND INCOME FUND SHAREHOLDERS. It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read it carefully before you invest. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

     Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may from time to time purchase shares of its Common Stock on the open market at market prices.


BOARD OF DIRECTORS

JEFFREY J. NICK
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH+
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care services
Horsham, PA

ANTHONY D. KNERR+
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN+
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

WAYNE A. STORK
Chairman
Delaware Management Holdings, Inc.
Philadelphia, PA

+Audit Committee Member


EXECUTIVE OFFICERS

JEFFREY J. NICK
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

RICHARD G. UNRUH, JR.
Executive Vice President
Philadelphia, PA

PAUL E. SUCKOW
Senior Vice President/Chief Investment Officer,
Fixed-Income
Philadelphia, PA

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

JOSEPH H. HASTINGS
Senior Vice President/
Corporate Controller
Philadelphia, PA

MICHAEL P. BISHOF
Senior Vice President/Treasurer
Philadelphia, PA

[GRAPHIC OMITTED: PHOTO OF SEVERAL GLOBES]

directors
& officers


INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

PRINCIPAL OFFICE OF THE FUND
1818 Market Street
Philadelphia, PA 19103-3682

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA



[GRAPHIC OMITTED: PHOTO OF SEVERAL GLOBES]

[GRAPHIC OMITTED: DDF/NYSE LOGO]

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]

Registrar and
Stock Transfer agent
ChaseMellon Shareholder Services, L.L.C.
P.O. Box 590
Ridgefield Park, NJ
1.800.851.9677

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Printed in the USA
on recycled paper

(1349)
AR-DDF[12/98]TKO1/99

Recordholders as of November 30, 1998: 904

(copyright) Delaware Distributors, L.P.